                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 249.14a-11(c) or Section 240.14a-12

                       BURNHAM PACIFIC PROPERTIES, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the contrary pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

       -------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

    1) Amount Previously Paid:__________________________________________________
    2) Form, Schedule or Registration No.:______________________________________
    3) Filing Party:____________________________________________________________
    4) Date Filed:______________________________________________________________

      PRELIMINARY INFORMATION FOR SECURITIES AND EXCHANGE COMMISSION ONLY

                       BURNHAM PACIFIC PROPERTIES, INC.
                              610 West Ash Street
                              San Diego, CA 92101


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held May 3, 1994


TO THE SHAREHOLDERS OF BURNHAM PACIFIC PROPERTIES, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of Burnham Pacific Properties, Inc. ("the Corporation") will be held at the Hyatt Regency San Diego, One Market Place, San Diego, California 92101 on Tuesday, May 3, 1994 at 10:30 a.m. for the following purposes:

     1.   To elect seven Directors for the ensuing year;

     2.   To approve amended and restated Bylaws;

     3. To approve amendment to Stock Option Plan increasing the number of shares for which options may be granted to Non-employee Directors upon their election each year;

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The transfer books of the Corporation will not be closed prior to the meeting. The Board of Directors has determined that shareholders of record at the close of business on March 15, 1994 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.



March 18, 1994                By order of the Board of Directors
                              BURNHAM PACIFIC PROPERTIES, INC.


                              Nina Galloway,
                              Secretary


                            YOUR VOTE IS IMPORTANT
                WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
                  YOU ARE URGED TO SIGN, DATE AND RETURN THE
                    ENCLOSED PROXY IN THE ENVELOPE PROVIDED

                       BURNHAM PACIFIC PROPERTIES, INC.
                              610 WEST ASH STREET
                             SAN DIEGO, CA  92101

                        ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 3, 1994

     This Proxy Statement is furnished to the shareholders of Burnham Pacific Properties, Inc., a California corporation ("the Corporation"), in connection with the solicitation of proxies by and on behalf of the Board of Directors for the Annual Meeting of Shareholders of the Corporation to be held at the Hyatt Regency San Diego, One Market Place, San Diego, California 92101, on Tuesday, May 3, 1994 at 10:30 a.m. and any adjournment thereof ("the Annual Meeting"). The mailing date of this Proxy Statement is March 18, 1994.

     As more fully described in this Proxy Statement, the shareholders will be asked to consider and act upon the annual election of Directors, to approve amended and restated Bylaws, to approve amendment to Stock Option Plan increasing from 1,000 to 5,000 the number of shares granted to Non-employee Directors upon their election each year, and any other matters that may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 15, 1994 are entitled to notice of and to vote at such meeting. On such date, there were 15,171,462 shares of the Corporation's no par value common stock issued and outstanding. A majority of the shares represented in person or by proxy constitutes a quorum for the meeting. If a quorum is not present, the Annual Meeting may be adjourned to a later date at which a quorum is present, and shares represented by proxies may be voted for such adjournment.

     A shareholder may revoke a proxy given with respect to the meeting at any time prior to the exercise thereof at the Annual Meeting by filing with the Corporation a written revocation or a duly executed proxy bearing a later date or, if such shareholder is present, indicating his or her intention to vote in person at the Annual Meeting.

                    PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Corporation's Bylaws currently provide that the number of Directors shall be not less than five, nor more than nine. The Board of Directors has fixed the number of Directors to be elected at the Annual Meeting at seven, each to hold office for the term of one year or until his successor is elected.

     As no nominations for other than the incumbent Directors were received prior to December 31, 1993, as required by the Bylaws, voting will be non-cumulative. The affirmative vote of a majority of the shares represented and voting at the meeting at which a quorum is present will be required to elect each Director. Shares of shareholders represented at the meeting who abstain will not be considered in determining the outcome of the election.

     The Directors and principal officers of the Corporation have indicated that they intend to vote all shares of the Corporation's common stock which they are entitled to vote FOR the election of each of the incumbent Directors and FOR Proposals 2 and 3. On March 15, 1994, the Directors and executive officers of the Corporation in the aggregate had the right to vote 332,794 shares of the Corporation's common stock, representing approximately 2.2% of the Corporation's outstanding common stock as of such date.

     It is intended that the proxies received by management will be voted FOR the election of the nominees for Directors described below, unless authority to do so is withheld. It is not contemplated that any of the nominees will be unable to serve as a Director, but if that contingency should occur prior to the Annual Meeting, the holders of proxies reserve the right to substitute and vote for another person of their choice. The following persons are nominees for
Directors:

     MALIN BURNHAM, age 66, has been Chairman of the Board of Directors since 1986. For more than the past five years he has been a private investor, and has served as Chairman of the Board of Directors of John Burnham & Company and of First National Bank. He is also a Trustee of Stanford University and Chairman of La Jolla Cancer Research Foundation.

     LOUIS J. GARDAY, age 47, has been a Director and President and Chief Executive Officer of the Corporation since 1986. Through 1991 he was concurrently Senior Vice President of John Burnham & Company, the parent company of the Corporation's previous advisor Burnham Investment Group, Inc.("BIGI"). Mr. Garday is a licensed certified public accountant and a Senior Vice President, member of the Executive Committee of the Board of Governors, and Chairman of the Public Relations Committee of the National Association of Real Estate Investment Trusts.

     PHILIP L. GILDRED, JR., age 57, has been a Director since 1986. For more than the past five years he has been a Director and President of Gildred Development Company and Secretary-Treasurer of Gildred Building Company. Both of these companies are engaged in the ownership and development of Southern California real estate. Mr. Gildred is also a Director of the San Diego Automotive Museum, and a Director and Founding Chairman of the Sharp Hospital Foundation.

     ROBERT J. LAUER, age 53, has been a Director since 1992. For more than the past five years he has been the principal shareholder in Lauer & Georgatos A.P.C., a tax specialty accounting firm. Mr. Lauer is a licensed certified public accountant and is admitted to the bar in the State of New York. Mr. Lauer is also a director of the Marine Corps Recruit Depot Museum Historical
Society.

     THOMAS A. PAGE, age 60, has been a Director since 1992. For more than the past five years he has been Chairman of the Board and Chief Executive Officer of San Diego Gas & Electric Company. He also chairs the boards of both of SDG&E's non-utility business corporations, Pacific Diversified Capital and Wahlco Environmental Systems. Mr. Page is a certified public accountant and a professional engineer. Mr. Page is also a Director of the American Gas Association and a Member of the California Business Roundtable, a member of the Board of Overseers of the University of California at San Diego, and a Trustee of the La Jolla Cancer Research Foundation.

     HENRY RASMUSSEN, JR., age 77, has been a Director since 1986, and has been a private investor since his retirement as an Executive Vice President of John Burnham & Company in 1976. Mr. Rasmussen is a Director of the Lundy and Crawford Real Estate Educational Foundation, Director Emeritus of the San Diego Better Business Bureau, Director Emeritus of Villa View Community Hospital, past President of the California and San Diego Mortgage Bankers Association, and past President of the San Diego Chapter of Lambda Alpha, an honorary land economics society.

     RICHARD R. TARTRE, age 55, has been a Director since 1986. He is a Founder and for more than the past five years has served as Managing Director of Eden Financial Group, Inc., a marketer of insurance and investment products through securities firms. Mr. Tartre is a licensed securities principal, and also serves as Chairman of the Board of Bio-Safety Systems, Inc., and as a Director of Mission West Properties and Triton Group, Ltd.


MANAGEMENT

     The following persons are executive officers of the Corporation:

  Name                    Position
  ----                    --------
  Louis J. Garday         President, Chief Executive Officer
  Michael L. Rubin        Executive Vice President, Chief Operating Officer
  Kim S. Kundrak          Senior Vice President, Finance (Principal Financial
                          Officer)

     MR. RUBIN, age 48, has been a Vice President of the Corporation since 1986, and became Executive Vice President in 1992, and Chief Operating officer in 1993. Through 1991, he was concurrently an officer of John Burnham & Company. Mr. Rubin is a Certified Property Manager and a licensed real estate broker.


     MR. KUNDRAK, age 37, has been an officer of the Corporation since 1988 and became Senior Vice President, Finance in 1993. Through 1991 he was concurrently an officer of BIGI, the Corporation's previous advisor. Mr. Kundrak is a certified shopping center manager and is a licensed real estate salesperson.

BENEFICIAL OWNERSHIP

At March 15, 1994, the Corporation had 15,171,462 shares outstanding. The following table sets forth the beneficial ownership of the Corporation's common stock with respect to each person known by the Corporation to be the beneficial owner of more than five percent of the Corporation's currently outstanding common stock, as well as the ownership of shares by the Directors of the Corporation. Percent of class was computed by dividing reported shareholdings by total outstanding shares on March 15, 1994.

                                             Amount and Nature of      Percent
Name                                         Beneficial Ownership     of Class
- ----                                         --------------------     --------
Cohen & Steers Capital Management, Inc.          1,305,900(1)          8.6%
FMR Corp.                                        1,342,219(2)          8.8%
Malin Burnham                                      141,353(3)            *
Louis J. Garday                                    143,914(3)            *
Philip L. Gildred, Jr.                              16,528(3)            *
Robert J. Lauer                                      4,311(3)            *
Thomas A. Page                                       9,644(3)            *
Henry Rasmussen, Jr.                               101,809(3)            *
Richard R. Tartre                                   23,248(3)            *
All Directors and executive officers of
 the Corporation as a group (9)                    510,114(3)          3.4%

- -----------
   * less than 1%

(1) Cohen & Steers Capital Management, Inc. - 757 Third Avenue, New York, New York 10017, has filed with the Securities and Exchange Commission a
     Schedule 13G dated January 24, 1994 in which it reported that the aggregate number of shares of the Corporation's common stock beneficially owned by Cohen & Steers Capital Management, Inc. is 1,305,900 shares (8.7% of shares outstanding on December 31, 1993) and that it has sole voting power with respect to 1,220,100 shares (8.1%) and sole dispositive power with respect to 1,305,900 shares (8.7%).

(2) FMR Corp. - 82 Devonshire Street, Boston, Massachusetts 02109, has filed with the Securities and Exchange Commission a Schedule 13G dated February 11, 1994 in which it reported that the aggregate number of shares of the Corporation's common stock beneficially owned by FMR Corp. is 1,342,219 shares (8.9% of shares outstanding on December 31, 1993,) which includes 347,688 shares of common stock resulting from the assumed conversion of $8,763,000 principal amount of 8.5% convertible debentures and that it has sole voting power with respect to 320,900 shares (2.1%) and sole dispositive power with respect to 1,342,219 shares (8.9%).

(3) Based upon information provided by the Directors and executive officers to the Corporation, the Directors and executive officers have the direct right to vote and dispose of all such shares, except for the following number of shares included in the table which are not yet outstanding which the following persons have the right presently to acquire under outstanding options that are vested or will vest within 60 days: Messrs. Burnham 32,500, Garday 56,052, Gildred 13,000, Lauer 1,500, Page 1,000, Rasmussen
     13,000, Tartre 8,480, all Directors and executive officers as a group 177,682.

DIRECTORS' AND COMMITTEE MEETINGS

     During 1993, the Board of Directors met nine times. Each of the Directors attended at least 75% of (1) the total number of Board meetings and (2) the total number of meetings of Board committees on which he served. The Corporation has standing Audit, Compensation, and Indenture/Stock Review Committees. There is no separate Nominating Committee.

     AUDIT COMMITTEE.    The members of this committee are Messrs. Page
(Chairman), Rasmussen and Tartre. This committee advises and assists the Corporation's principal financial officer in making periodic overall reviews of the Corporation's internal controls and financial statements, meets periodically with the Corporation's independent auditors to discuss their audit, appoints the auditor for the Corporation's annual audit, and advises and provides oversight of the Corporation's internal audit activities. The committee held two meetings in 1993.

     COMPENSATION COMMITTEE. The members of this committee are Messrs. Lauer (Chairman), Gildred, Rasmussen and Tartre. This committee held two meeting in 1993. See "Report of the Compensation Committee".

     INDENTURE/STOCK REVIEW COMMITTEE.    Members of this committee are Messrs.
Tartre (Chairman), Burnham, Garday and Page. This committee has the duty to establish the price of any securities sold by the Corporation in a public offering. The committee held one meeting in 1993.

COMPENSATION

     DIRECTORS.    During 1993, the Corporation paid Directors Burnham, Gildred,
Lauer, Page, Rasmussen and Tartre retainer fees of $8,000, plus $750 to each Director for each board or committee meeting attended. In addition all Directors except Mr. Garday received a grant of options to purchase 1,000 shares when they were elected Directors on May 25, 1993 and a further grant of options to purchase 4,000 shares in recognition of their services in connection with the Corporation's 1993 stock offering. See "Stock Options". Mr. Garday receives no compensation for his services as a Director in addition to his compensation as President and Chief Executive Officer. Commencing January 1, 1994, all Directors except Mr. Garday will receive an annual retainer of $12,000, plus $750 for each board or committee meeting attended, except that the fee for telephonic meetings will be reduced from $750 to $500. In addition, the Directors who chair the Audit Committee and the Compensation Committee will receive an additional $500 per quarter.

     OFFICERS.    Compensation paid to the Chief Executive Officer and each
other officer whose total compensation for 1993 was $100,000 or more is summarized in the following table. Also see "Report of the Compensation Committee."

                          SUMMARY COMPENSATION TABLE

                                                                   Long Term Compensation
                      Annual Compensation                                  Awards
                     ----------------------                        ----------------------
Name                                                      Other
and                                                       Annual               All Other
Principal                                                Compen-    Options     Compen-
Position              Year       Salary        Bonus      sation      (#)        sation
- ------------------   ------   -------------   --------   --------   --------   ----------

Louis J. Garday       1993     $340,000(1)    $120,000               15,000     $4,362(4)
President/CEO         1992     $340,000(1)    $    -0-        (3)    10,000      1,454(4)
                      1991             (2)

Michael L. Rubin      1993     $149,000       $ 30,000        (3)    10,000     $2,981(4)
Executive VP/COO      1992     $135,000       $ 35,000        (3)     7,000        902(4)
                      1991             (2)

Kim S. Kundrak        1993     $ 99,000       $ 30,000        (3)     8,000     $1,981(4)
Senior VP/Finance     1992     $ 85,000       $ 15,000        (3)     5,000        577(4)
                      1991             (2)

_____________
(1) Includes deferred compensation of $90,000 per year payable in January 1995, provided that Mr. Garday has not theretofore voluntarily terminated his employment with the Corporation. The Corporation has the right to terminate his employment on 90 days' notice or at any time upon payment of severance pay equal to 90 days' base salary and any accrued deferred compensation.

(2) Prior to January 1, 1992, the Corporation had no employees and paid no compensation to officers, retaining Burnham Investment Group, Inc. ("BIGI"), a wholly owned subsidiary of John Burnham & Company ("JB"), to provide administrative services to the Corporation. The present officers of the Corporation were also officers of BIGI and JB. As such, they were paid a single salary by JB for acting in all three capacities. Effective January 1, 1992, the Corporation became self-administered, with the officers becoming full-time employees and receiving 100% of their compensation from the Corporation.


(3) Other compensation paid to Messrs. Garday, Rubin and Kundrak is less than 10% of their salary and bonus.

(4)  Corporation's matching contributions to employee's 401(k) plan.

STOCK OPTIONS

     The Corporation adopted a stock option plan in November 1987, which was amended in 1992 and 1993. The plan is administered by the Compensation Committee. The plan provides for options, which may be either "incentive stock options" as defined by the Internal Revenue Code or "non-qualified options", for up to 1,000,000 shares of common stock. Each grant must provide an exercise price of at least 100% of the fair market value on the date the options are granted as determined by the Committee. All options expire 10 years from the date of grant, although the Committee has authority to establish an earlier expiration date at the time of granting any options.

     In addition to options granted at the discretion of the Committee, the plan also provides annual grants of non-qualified options to purchase 1,000 shares of common stock to each of the Non-employee Directors, upon election or re-election at each Annual Meeting. The per share option exercise price will be equal to the average stock exchange closing price of the shares for the 10 trading days ending on the date of the meeting. The exercise price of the options granted to the Non-employee Directors elected at the 1993 Annual Meeting was $18.813 per share. The Corporation expects to issue 5,000 options to each Director other than Mr. Garday upon election at the 1994 Annual Meeting subject to shareholder approval of Proposal No. 3 of this Proxy Statement.

     Following the Corporation's 1993 public offering of common stock, the Corporation awarded the officers and employees options to purchase a total of 57,500 shares of common stock at an exercise price of $18.875 per share, which was the public offering price on June 10, 1993. The Corporation on July 26, 1993 awarded each of the Directors, except Mr. Garday, options to purchase 4,000 shares of common stock at an exercise price of $18.875 per share, which was the closing price on the New York Stock Exchange on the date of grant. This award is subject to shareholder approval of Proposal No. 3 of this Proxy Statement.

     The options granted to the executive officers and to each of the Non-employee Directors of the Corporation during 1993 are summarized in the following table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                              Potential Realizable
                                                                                Value at Assumed
                                                                              Annual Rates of Stock
                                                                               Price Appreciation
                                      Individual Grants                          for Option Term
                               -----------------------------------   -----------------------------------
                                          % of Total
                                            Options
                                          Granted to    Exercise
                              Options      Employees     or Base     Expira-
                              Granted      in Fiscal    Price Per     tion
   Name                        (#)          Year          Share       Date        5%(4)         10%(5)
- --------------------------   --------     ----------    ---------   ---------   --------       --------
Louis J. Garday                15,000(1)       26%        $18.875   6/10/2003   $178,056       $451,228
President/CEO

Michael L. Rubin               10,000(1)       17%        $18.875   6/10/2003   $118,704       $300,819
Executive VP/COO

Kim S. Kundrak                  8,000(1)       14%        $18.875   6/10/2003   $ 94,963       $240,655
Senior VP/Finance

Malin Burnham,                  1,000(2)       --         $18.813   5/25/2003   $ 11,831       $ 29,983
Non-employee Director           4,000(3)       --         $18.875   7/26/2003   $ 47,482       $120,328

Philip L. Gildred, Jr.,         1,000(2)       --         $18.813   5/25/2003   $ 11,831       $ 29,983
Non-employee Director           4,000(3)       --         $18.875   7/26/2003   $ 47,482       $120,328

Robert J. Lauer,                1,000(2)       --         $18.813   5/25/2003   $ 11,831       $ 29,983
Non-employee Director           4,000(3)       --         $18.875   7/26/2003   $ 47,482       $120,328

Thomas A. Page,                 1,000(2)       --         $18.813   5/25/2003   $ 11,831       $ 29,983
Non-employee Director           4,000(3)       --         $18.875   7/26/2003   $ 47,482       $120,328

Henry Rasmussen, Jr.,           1,000(2)       --         $18.813   5/25/2003   $ 11,831       $ 29,983
Non-employee Director           4,000(3)       --         $18.875   7/26/2003   $ 47,482       $120,328

Richard R. Tartre,              1,000(2)       --         $18.813   5/25/2003   $ 11,831       $ 29,983
Non-employee Director           4,000(3)       --         $18.875   7/26/2003   $ 47,482       $120,328

(1) Options are incentive stock options and are vested and fully exercisable from the date of grant.

(2) Options are non-qualified stock options and are vested and fully exercisable from the date of grant.

(3) Options are non-qualified stock options that are subject to shareholder approval of Proposal No. 3 and that do not vest or become exercisable until such approval.

(4)  Assumes a 5% per annum cumulative increase in price for 10 years.

(5)  Assumes a 10% per annum cumulative increase in price for 10 years.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUE


                                                                     Value of
                                                   Number of       Unexercised
                                                  Unexercised      In-the-Money
                                                   Options at       Options at
                                                     FY-End           FY-End
                                                      (#)              ($)
                      Shares Acquired    Value
                        on Exercise    Realized    Exercisable/    Exercisable/
Name                       (#)           ($)      Unexercisable    Unexercisable
- ---------------       ---------------  --------   --------------   -------------
Louis J. Garday             -              -         56,052/-0-       24,340/-0-
President/CEO

Michael L. Rubin            -              -         33,700/-0-       12,550/-0-
Executive VP/COO

Kim S. Kundrak              -              -         18,450/-0-        5,859/-0-
Senior VP/Finance

Malin Burnham               -              -       32,500/4,000        8,420/-0-
Non-employee Director

Philip L. Gildred           -              -       13,000/4,000       10,500/-0-
Non-employee Director

Robert J. Lauer             -              -        1,500/4,000          -0-/-0-
Non-employee Director

Thomas A. Page              -              -        1,000/4,000          -0-/-0-
Non-employee Director

Henry Rasmussen, Jr.        -              -       13,000/4,000       10,500/-0-
Non-employee Director

Richard R. Tartre           -              -        8,480/4,000        7,207/-0-
Non-employee Director

RELATED PARTY LOAN

     In 1993 the Corporation loaned Mr. Garday $898,700 secured by 70,667 shares of its common stock owned by him. The loan bears interest at the same variable rate the Corporation pays on its unsecured line of credit. The loan is due March 31, 1995. The loan was made pursuant to a commitment, originally made to Mr. Garday in connection with the Corporation's acquisition of BIGI and his employment by the Corporation in 1992 (see "REPORT OF THE

COMPENSATION COMMITTEE-Executive Compensation" below), to make Mr. Garday a secured loan of up to $900,000 to enable him to retain the shares of common stock of the Corporation that he received upon the BIGI acquisition that were encumbered by a pre-existing lien by a third party. Mr. Garday satisfied this lien with the proceeds of the loan from the Corporation.


                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors has the responsibility to evaluate the performance of the Corporation's executives and to establish standards by which the compensation of those executives will be determined.

EXECUTIVE COMPENSATION

     Prior to 1992 the Corporation was managed by an independent Advisor, Burnham Investment Group, Inc. ("BIGI"), a subsidiary of John Burnham & Company. Effective January 1, 1992 the Corporation converted to a self advised form of management and entered into direct employment relationships with the former executives and support staff of the Advisor. Negotiations leading to the conversion to a self advised form of management were undertaken by a special committee of the Board of Directors (the "Special Committee").

     In connection with this conversion, a subcommittee (the "Subcommittee") of the Special Committee negotiated in late 1991 an employment contract with Louis
J. Garday as President and Chief Executive Officer of the Corporation. This contract (the terms of which were disclosed in the proxy statement for the Special Meeting of Shareholders of the Corporation held on January 27, 1992 that approved the merger agreement with BIGI pursuant to which self administration was implemented) is for a term extending through March 31, 1995. The contract calls for a base annual salary of $250,000 and deferred compensation of $90,000 per annum, payable in January, 1995, provided Mr. Garday has not voluntarily terminated his employment with the Corporation. The Board of Directors also has the right to terminate the contract on 90 days notice at any time upon payment of severance pay equal to 90 days base salary plus accrued deferred compensation.

     The terms of Mr. Garday's contract were negotiated in 1991 without assistance from a compensation specialist, the Subcommittee having determined that the expense of such a specialist was not warranted. In connection with determining the amount of compensation to Mr. Garday, the Subcommittee considered its understanding of compensation packages offered to other executive officers of equity real estate investment trusts that it believed had characteristics similar to that of the Corporation, setting Mr. Garday's fixed compensation at a rate which it believed to be at the low end of a possible range of compensation in view of the fact that the Corporation was converting to a self advised form of management at that time. The Subcommittee applied the same standard for determining the annual compensation for executives other than Mr. Garday. The recommendations of the Subcommittee were adopted by all members of the Board of Directors comprising the Special Committee.

OPTIONS

     Prior to 1992, the Corporation automatically granted to its employees options that in the aggregate equaled 2-1/2% of all newly issued shares. The shareholder approved agreement, pursuant to which the Corporation became self administered in 1992, amended the Stock Option Plan to provide that future option grants to officers and employees would be in the sole and exclusive discretion of the Board.

COMMITTEES

     Prior to March 1993, a committee of the Board (the "Salary Committee") determined the compensation of the executives of the Corporation and a separate committee (the "Option Committee") was responsible for the granting of options to acquire stock of the Corporation. On March 2, 1993 the Board of Directors formally combined the functions of the Salary Committee with those of the Option Committee and renamed the combined committee the Compensation Committee (the "Committee"), with all members of both former committees becoming the initial members of the Compensation Committee, namely Messrs. Barkley, Gildred, Lauer, Rasmussen and Tartre. Mr. Barkley died during 1993. The primary responsibility of the Committee is to reevaluate from time to time the compensation paid to the Chief Executive Officer under his 1992 employment contract, as well as the compensation to be paid to certain other executives of the Corporation. In addition, the Committee determines when and under what circumstances to grant to individual officers and employees of the Corporation options to acquire additional shares of stock, which options shall be granted at market prices prevailing at the time of the option grant.

STANDARDS FOR MEASURING PERFORMANCE

     In 1993, the Committee established standards for measuring the performance of the Chief Executive Officer of the Corporation. Those standards include the success of the Corporation in (i) raising capital, giving due consideration to conditions existing in the capital markets, (ii) reinvesting such capital in properties at rents which will produce positive returns for the benefit of the Corporation and its shareholders over both the short and long term, and (iii) assembling and managing a portfolio that provides both (a) opportunities for long term growth in per share distributions and value, and (b) downside protection to limit the effect on the Corporation from either adverse market forces generally or the financial difficulty of any particular tenant.

     With respect to other officers of the Corporation, the standard for determining compensation is the effective management of the Corporation's properties and the achievement of individual performance goals assigned to each executive by the Chief Executive Officer.


EXECUTIVE COMPENSATION FOR THE YEAR

     The base annual compensation and deferred compensation of the Chief Executive Officer each year is set forth in his employment contract with the Corporation.

     The base annual salary of other executives of the Corporation is evaluated biannually after consultation with the Chief Executive Officer. In April of 1993, the Committee met with the Chief Executive Officer and evaluated the contributions of Messrs. Rubin and Kundrak. With respect to Mr. Rubin, the Committee focused primarily upon the success of the Corporation in maintaining high percentages of occupancy and high levels of rent at its properties as a result of the property and leasing management activities supervised by Mr. Rubin. In the case of Mr. Kundrak, the Committee focused primarily upon his contribution to the Corporation's capital management and property acquisition programs. The Committee was satisfied that both of these officers had achieved the performance goals assigned to them by the Chief Executive Officer. The Committee then considered compensation ranges in the most recent survey of executive compensation by the National Association of Real Estate Investment Trusts ("NAREIT") for equity REITs and attempted to identify compensation ranges for the job descriptions most closely paralleling the functions of the respective executive officers. The Committee also considered the relative experience of each executive officer, including the number of years in his present position and his age. Based upon its evaluation of the foregoing factors, the Committee made subjective determinations of appropriate base compensation levels for 1993 and 1994 for the respective executive officers, which in each case was near the median of what it believed to be the appropriate compensation range set forth in the NAREIT survey.

     Although the Committee believes that the REITs whose executive compensation statistics are compiled in the NAREIT survey (which does not identify the specific reporting REITs) are likely to include some of the same REITs whose performance is reflected in the Equity REIT Index prepared by NAREIT, the Committee has no knowledge of the extent to which there may be a correlation between the REITs included in such Index and those responding to the NAREIT compensation survey, and the Committee gave no consideration to the Stock Performance Index in determining executive compensation.

     Supplemental or bonus compensation is awarded to executive officers of the Corporation at the discretion of the Committee, which meets from time to time to consider such awards. The Committee met on December 3, 1993 to determine whether supplemental bonus compensation should be awarded to any of the Corporation's executive officers.

     The Chief Executive Officer had not previously been awarded any supplemental compensation, the predecessor committee having determined that the compensation set forth in his employment contract with the Corporation represented fair and reasonable compensation for prior periods. That fact notwithstanding, the Committee determined that the employment contract between Mr. Garday and the Corporation does not preclude an award of bonus compensation. After careful consideration of (i) the standards established by the Committee for measuring the performance of the Chief Executive Officer, (ii) the Chief Executive Officer's performance during 1993 when measured against those standards, and (iii) the range of aggregate compensation paid by other equity real estate investment trusts reported in the NAREIT survey of executive compensation, the Committee awarded bonus compensation to Mr. Garday for calendar year 1993 in the amount of $120,000.

     Specifically, the Committee believed that the Corporation under Mr. Garday's management had successfully increased its capital base and successfully invested that capital in properties which met the Corporation's investment objectives. The Committee gave approximately equal weight to both factors. The amount of the bonus was also influenced by the significant increase in the Corporation's per share funds from operations and, to a lesser extent, by the Committee's belief that Mr. Garday's base compensation during 1993 was at the low end of the range of compensation for chief executive officers of equity REITs of similar size as compiled by NAREIT.

     The Committee also decided to award bonuses for 1993, in the amount of $30,000 each, to Messrs. Rubin and Kundrak. The amount of these bonuses, determined separately after reviewing the evaluation of the Chief Executive Officer, reflected the Committee's view of the respective contributions of these executive officers to the Corporation's successful capital raising and investment performance during the year as well as the increases in per share funds from operations.


STOCK OPTION GRANTS

     The Committee believes that the Chief Executive Officer and the other executive officers should have an equity interest in the Corporation, and that options to acquire increased stakes in the Corporation are an appropriate component of an overall compensation program. However, the Committee does not view such options as a significant component of current compensation in view of the fact that the opportunities for substantial share appreciation are moderated, when compared with opportunities in the shares of companies in other industries, by the current distribution requirements for REITs.

     Following the Corporation's offering of common stock in March 1993, the Committee determined it to be appropriate to grant additional options in recognition of the increased number of shares outstanding. The Committee granted options to acquire a total of 57,500 shares, with a significant allocation of those options to the three executive officers of the Corporation - 15,000 shares to Mr. Garday, 10,000 shares to Mr. Rubin and 8,000 shares to Mr. Kundrak. These option grants reflect the view of the Committee that the officers whose performance most affects the success of the Corporation in achieving its objectives should have both a greater increased stake in the Corporation and the recognition associated with the grant. The number of previously granted options held by the Chief Executive Officer, the other executive officers, and the other optionees was not a significant factor in determining either the number or the relative allocation of the options granted in 1993.

     All options granted during 1993 were "incentive stock options", are immediately exercisable and fully vested, have a ten year term and an exercise price equal to the fair market value of the Corporation's common stock at date of grant, and otherwise conform to the requirements of the stock option plan.

COMMITTEE MEMBERSHIP AND INDEPENDENCE

     No member of the Committee is an officer or employee of the Corporation. However, Mr. Lauer, who is the chairman of the Committee, is a principal of the accounting firm of Lauer & Georgatos, which provides tax planning and tax return preparation services to the Corporation. In 1993, the Corporation paid fees to Lauer & Georgatos totaling $21,875 for such services.

Robert J. Lauer (Chairman)
Philip L. Gildred, Jr.
Henry Rasmussen, Jr.
Richard R. Tartre


STOCK PERFORMANCE

     The following graph compares the Corporation's stock price for the past five years with the Standard and Poor's 500 Index and the Equity Reit Index prepared by the National Association of Real Estate Investment Trusts ("NAREIT"). The graph assumes all dividends were reinvested at the market price on the day the dividend was paid.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
             AMONG BURNHAM PACIFIC PROPERTIES INC., S&P 500 INDEX
           AND NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS

                                BURNHAM
Measurement Period              PACIFIC
(Fiscal Year Covered)        PROPERTIES, INC.    NAREIT/Eq     S&P 500
- -------------------          ----------------    ---------     --------
Measurement Pt-12/31/1988    $100                $100          $100
QUARTER ENDED 03/31/1989     $ 85.15             $102.39       $107.03
QUARTER ENDED 06/30/1989     $108.08             $108.32       $116.44
QUARTER ENDED 09/30/1989     $111.97             $112.30       $128.84
QUARTER ENDED 12/31 1989     $110.96             $108.84       $131.49

QUARTER ENDED 03/31/1990     $ 99.89             $104.63       $127.52
QUARTER ENDED 06/30/1990     $ 95.14             $104.50       $135.54
QUARTER ENDED 09/30/1990     $ 80.60             $ 89.30       $116.86
QUARTER ENDED 12/31/1990     $ 70.25             $ 92.13       $127.32

QUARTER ENDED 03/31/1991     $100.16             $113.08       $145.86
QUARTER ENDED 06/30/1991     $100.39             $113.96       $145.55
QUARTER ENDED 09/30/1991     $ 98.15             $118.63       $153.39
QUARTER ENDED 12/31/1991     $ 99.97             $125.02       $166.21

QUARTER ENDED 03/31/1992     $109.34             $125.85       $161.97
QUARTER ENDED 06/30/1992     $111.15             $129.17       $165.16
QUARTER ENDED 09/30/1992     $106.02             $137.98       $170.28
QUARTER ENDED 12/31/1992     $114.02             $143.26       $178.96

QUARTER ENDED 03/31/1993     $145.46             $174.26       $186.63
QUARTER ENDED 06/30/1993     $143.69             $169.26       $187.59
QUARTER ENDED 09/30/1993     $143.71             $185.09       $192.39
QUARTER ENDED 12/31/1993     $129.71             $171.42       $196.84

                  PROPOSAL NO. 2 - AMENDED AND RESTATED BYLAWS

          Shareholders are being asked to approve amended and restated Bylaws for the Corporation. The proposed Amended and Restated Bylaws have been adopted by the Board of Directors subject to their approval by the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting.

          The Corporation's Bylaws were adopted at the time of its organization in 1986. The Corporation was formed as a REIT to succeed to the real estate investment activities of Burnham Sleepy Hollow, Ltd., a California limited partnership originally organized in 1963. At the time of conversion, Burnham Investment Group, Inc. ("BIGI"), the general partner of the limited partnership, entered into an advisory agreement with the Corporation to continue to provide management and advisory services of the type that it had been performing as general partner. In order to obtain a permit under regulations of the California Corporations Commissioner ("the California Regulations") to convert the limited partnership into the Corporation, the Corporation's Bylaws were required to contain provisions applicable to externally advised real estate investment trusts whose shares were not then listed on a national securities exchange.

          Subsequent to its conversion in 1987, the Corporation listed its shares on the American Stock Exchange and thereafter, in 1990 on the New York Stock Exchange. Effective January 1, 1992, with the approval of its shareholders, the Corporation internalized its management by acquiring BIGI. The Corporation has also substantially increased its investments and scope of its operations, increasing the book value of its assets from approximately $35 million at March 31, 1987 to $360 million at December 31, 1993.

          Management believes that the existing Bylaws contain various provisions that are no longer applicable to the Corporation. For example, provisions relating to the external advisor and limitations on its fees or activities are no longer relevant. Likewise, the requirement that a majority of the Board of Directors be "independent" from the advisor, is no longer relevant. Many of the provisions designed to satisfy the California Regulations are no longer applicable to a New York Stock Exchange listed company. In fact, in some instances, certain provisions such as restrictions on borrowings might actually inhibit corporate activities that the Board of Directors determine to be in the Corporation's best interest. Finally, the increased size of the Corporation and of its investor base have made certain of the governance provisions such as shareholder action by unanimous consent unworkable and therefore irrelevant.

          Accordingly, the Board has approved three types of amendments to the
Bylaws: (a) those removing provisions that are no longer relevant because the Corporation no longer has an external advisor; (b) those removing provisions that were included to meet the California Regulations applicable to a start-up REIT; and (c) modernization and streamlining changes appropriate to simplify the Bylaws and to reflect the current size and operations of the Corporation.

          The exhibit to this Proxy Statement sets forth the text of the proposed Amended and Restated Bylaws, showing by interlineation language that is deleted, and by underscoring language that is added to the existing Bylaws. Management does not believe that any of the proposed changes have any effect on the compensation payable to or benefits for any Director of officer; nor does it believe that there will be any substantive effect on any of the continuing governance rights of the shareholders, except possibly for the following two matters:

       . New Section 3.10 (existing Section 3.12), dealing with shareholder nominations and proposals, provides that any person nominated by a shareholder for Director who did not receive at least 10% of the votes cast by shareholders at an annual meeting may not be nominated as a Director at any subsequent meeting during the immediately following five-year period without approval of the Board.

        . Section 4.2 increases the minimum and maximum number of Directors, from not less than 5 nor more than 9 to not less than 7 nor more than 13.

          Section 211 of the California Corporations Code permits corporate bylaws to be adopted, amended or repealed by approval either of a majority of the outstanding shares or by the Board of Directors. The Corporation's Bylaws (existing Section 11.1, to be revised as Section 9.1), provides that no amendment may be made unless approved by the holders of a majority of the outstanding voting securities. No change to this provision requiring shareholder approval of amendments to the Bylaws is proposed other than renumbering the section. Accordingly, if a majority of the outstanding shares do not approve the Amended and Restated Bylaws, the existing Bylaws will continue in effect.

          The Board has voted that the Amended and Restated Bylaws will become effective immediately upon their approval by the affirmative vote of holders of a majority of the outstanding shares. The Board recommends a vote FOR the approval of the Amended and Restated Bylaws. Unless otherwise instructed, proxies received by management will be voted FOR such proposal. Shares of shareholders represented at the meeting who do not vote or who abstain will have the same effect as shares of shareholders who attend the meeting and vote against the proposal.



                PROPOSAL NO. 3 - AMENDMENT TO STOCK OPTION PLAN


          Shareholders are being asked to approve an amendment to the Corporation's Stock Option Plan that has been approved by the Board of Directors. Because of the nature of the amendment, the Directors may be considered to have an interest in this proposal.

          The plan was originally adopted by the Corporation's shareholders in 1987, was amended and restated in its entirety with the approval of the shareholders in 1992 and was further amended and restated by the Directors in 1993, subject to the approval by the shareholders at the 1994 Annual Meeting. The current amendment, described below, increases the number of shares for which options are granted to Non-employee Directors of the Corporation.

          As amended and restated in 1992, the plan authorized the grant of options for up to 1,000,000 shares of common stock to Directors, officers, employees and other service providers to the Corporation. Options may be either "incentive stock options" or "non-qualified options." The plan is administered by the Compensation Committee (which consists solely of Non-employee Directors). All options granted under the plan by the Committee must provide an exercise price that is at least 100% of the fair market value of a share of common stock on the date of grant as determined by the Committee. All options expire ten years from the date of grant, although the Committee has authority to establish an earlier expiration date at the time of granting any option.

          In addition to options that may be granted by the Committee, the plan provides for the automatic grant of an option to purchase 1,000 shares to each Director who is not an employee of the Corporation upon his election or re-election at each Annual Meeting. The per share option exercise price shall be equal to the average stock exchange closing price of the shares for the ten trading days ending on the date of the meeting. Pursuant to this automatic grant provision, non-qualified options for 1,000 shares were granted to each Non-employee Director at the time of his election at each of the 1992 and 1993 Annual Meetings.

          In July 1993, management recommended to the Board of Directors that each Non-employee Director be granted an option for an additional 4,000 shares in recognition of services in connection with the Corporation's 1993 stock offering. Such grant was made on July 26, 1993, at an exercise price of $18.875 per share, the then market value of the stock, subject to approval by the shareholders of an amendment to the Stock Option Plan approving this grant. These options do not vest and are not exercisable until shareholder approval. Upon such approval, these options may be exercised at any time until July 26, 2003.

          The Directors also voted, subject to the approval by the shareholders, to amend the automatic grant provision of the plan to provide that each Non-employee Director will receive a non-qualified option to purchase 5,000 shares (increased from 1,000 shares) of common stock on his annual election, commencing at the 1994 Annual Meeting.

          If the shareholders approve the amendment to the plan made by the Board of Directors in 1993, the July 1993 options for 4,000 shares to each Non-employee Director will vest and become fully exercisable and an option for 5,000 shares will be automatically granted to each Non-employee Director at the 1994 Annual Meeting and at each annual meeting thereafter. This approval will make no change in the provisions of the plan that the per share option exercise price will be equal to the average stock exchange closing price of shares of the Corporation's common stock for the ten trading days ending on the date of the meeting. If the shareholders do not approve the amendment, the July 1993 options will be void and the automatic grant at each annual meeting will continue for 1,000 shares to each Non-employee Director.

          Reference is made to the tables found earlier in this Proxy Statement for tabular information as to both the stock options granted to each of the six Non-employee Directors during 1993 and the number and value of unexercised options at December 31, 1993 (assuming the July 1993 option grants vest following shareholder approval of the amendment to the Plan.)

          The Board recommends a vote FOR approval of the amendment to the Corporation's Stock Option Plan. However, shareholders should be aware that this is not a disinterested recommendation of any Director other than Mr. Garday, because of the increased option grants to each Non-employee Director resulting from such approval. Unless otherwise instructed, proxies received by management will be voted FOR such proposal. Shares of shareholders represented at the meeting who do not vote or who abstain will have the same effect as a vote against this proposal.

                                 AUDITORS

     The Corporation's financial statements for the year ended December 31, 1993 were audited by Deloitte & Touche, which has audited the Corporation's books and records since 1986.

     Representatives of Deloitte & Touche are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Proposals of shareholders (including nominations for Directors) intended to be presented at the next Annual Meeting must be received by the Secretary, Burnham Pacific Properties, 610 West Ash Street, San Diego, California, no later than December 31, 1994.

                                 OTHER MATTERS

     All shareholders of record at the close of business on March 15, 1994, the record date for the determination of shareholders entitled to vote at the Annual Meeting, are concurrently being sent a copy of the Corporation's Annual Report, including financial statements for the fiscal year ended December 31, 1993.

     The expense of preparing, printing and mailing the Notice of Meeting and proxy material, and all other expenses of soliciting proxies will be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, the Directors, officers and regular employees of the Corporation, who will receive no compensation in addition to regular salary, if any, may solicit proxies by mail, telegraph, telephone, or personal interview. The Corporation may also reimburse brokerage firms, banks, trustees, nominees and other persons for their expenses in forwarding proxy material to the beneficial owners of shares held by them of record.

     Management knows of no business which will be presented for consideration at the Annual Meeting other than that stated in the Notice of Meeting. However, if any such matter shall properly come before the meeting, the person named in the enclosed proxy form will vote the same in accordance with their best judgment.

                              By Order of the Board of Directors
                              BURNHAM PACIFIC PROPERTIES, INC.

                              Nina Galloway
                              Secretary

San Diego, California
March 18, 1994

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                        BURNHAM PACIFIC PROPERTIES, INC.
                             AS AMENDED May 3, 1994

                                   ARTICLE I

                          THE CORPORATION: DEFINITIONS


      1.1 Name. The name of the corporation is "BURNHAM PACIFIC PROPERTIES,
          ----
INC.," referred to herein as the "Corporation."


      1.2 Nature of Corporation. The Corporation is organized under the laws of
          ---------------------
the State of California. It is intended that the Corporation shall carry on its affairs in a manner that will enable it to elect to qualify for Federal income tax purposes as a "real estate investment trust" ("REIT"), but the failure of the Corporation to qualify shall not affect the rights and obligations of the Shareholders, Directors, officers and other Persons set forth in these Bylaws.

                                  ARTICLE  II

                                    OFFICES


      2.1 Principal Office. The principal office of the Corporation is located
          ----------------
at 610 West Ash Street, San Diego, California or at such other place as determined by the Directors.


      2.2 Other Offices. The Board may establish branch offices or subordinate
          -------------
offices at any time at any place or places where the Corporation is qualified to do business.

                                  ARTICLE III

                            MEETINGS OF SHAREHOLDERS

      3.1 Place of Meeting. All annual and other meetings of Shareholders shall
          ----------------
be held at the principal office of the Corporation, or at such other place within or without the State of California as may be designated by the Board.

      3.2 Annual Meetings.
          ---------------

      (a) Time of Holding. The Annual Meetings of Shareholders shall be held at
          ---------------
10:00 a.m. on the first Tuesday in May of each year, or such other date as fixed by the Board. At such meetings, Directors shall be elected, reports of the affairs of the Corporation shall be considered, and any other business that is within the powers of the Shareholders and for which notice has been duly given may be transacted.

      (b) Notice. Written notice of each Annual Meeting shall be given to each
          ------
Shareholder of record entitled to vote, personally, by first-class mail or by other means of written communication, addressed to such Shareholder at his address appearing on the books of the Corporation or given by him to the Corporation for the purpose of notice; or if no such address appears or is given at the place where the principal executive office of the corporation is located or if by publication at least once in a newspaper or general circulation in the county in which the principal executive office is located. The notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. All such notices shall be sent to each Shareholder entitled thereto not less than 10 days nor more than 60 days before each Annual Meeting. Such notice shall state the place, the date and the hour of the meeting and those matters which the Board, at the time of the notice, intends to present for action by the Shareholders. If directors are to be elected, the notice shall include the names of nominees intended at the time of the notice to be presented by the Board for election.

      (c) Affidavit of Notice. An affidavit of mailing of any notice of any
          -------------------
Shareholders' meeting shall be executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation giving the notice shall be filed and maintained in the Corporation's minute book.

      3.3 Special Meetings and Notice Thereof.
          -----------------------------------

      (a) How Called. Special meetings of the Shareholders for any purpose
          ----------
whatsoever may be called at any time by the Board, the president, the chairman of the Board or the holders of shares entitled to cast not less than 10 percent of the votes. If a meeting is called by any Person or Persons other than the Board, the chairman of the Board, or the president, a request shall be made in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted and shall be delivered personally or sent by registered mail or by facsimile transmission to the chairman of the Board, the president, or the Secretary. The officer receiving the request shall cause notice to be promptly given to the Shareholders entitled to vote. Any special meeting will be held at the time requested by the Person or Persons calling the meeting, not less than 35 nor more than 60 days after the receipt of the request, subject to proxy materials with respect to such meeting having been cleared by the Securities and Exchange Commission at least 20 days prior to the date of such meeting. Nothing contained in this Section shall be construed as limiting, fixing, or affecting the time when a meeting of Shareholders called by action of the Board may be held.

      (b) Notice. Except in special cases where other express provision is made
          ------
by statute, notice of special meetings shall be given in the same manner as for Annual Meetings of Shareholders. Notices of any special meeting shall specify, in addition to the place, the day and the hour of such meeting, the general nature of the business to be transacted, and no other business may in fact be transacted.

      3.4 Record Date for Shareholder Notice and, Voting. For purposes of
          ----------------------------------------------
determining the Shareholders entitled to notice of any meeting, the Board may fix a record date that shall not be more than 60 days nor less than 10 days before the date of any such meeting. Except as otherwise provided in the California Corporations Code, only Shareholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any Shares on the books of the Corporation after the record date. If the Board does not fix a record date: The record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

      3.5 Adjourned Meetings and Notice Thereof. Whether or not a quorum is
          -------------------------------------
present, any annual or special Shareholders' meeting may be adjourned from time to time by the vote of the majority of the Shares of the holders of which are either present in person or represented by proxy thereat. In the absence of a quorum no other business may be transacted at such meeting.

      It shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which such adjournment is taken, provided, however, that if any annual or special Shareholders' meeting is adjourned for more than 45 days or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

      3.6 Voting at Meetings of Shareholders. Subject to the provisions of the
          ----------------------------------
California Corporations Code, and subject to the right of the Board to provide otherwise, only persons in whose names Shares entitled to vote are registered on the stock records of the Corporation on the record date shall be entitled to notice of and to vote at such meeting, notwithstanding any transfer of any Shares on the books of the Corporation after such record date.

      Such vote may be by voice or by ballot; provided, however, that all
                                              --------  -------
elections for Directors may be by ballot upon demand made by any Shareholder at any election and before the voting begins. Each outstanding Share shall be entitled to one vote on each matter submitted to a vote of Shareholders.

      Every Shareholder entitled to vote at any election for Directors shall have the right to cumulate his votes and give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of votes to which his Shares are entitled, or to distribute his votes on the same principle amount as many candidates as he shall think fit; provided that the names of the candidate or candidates for whom the Shareholder votes have been placed in nomination order prior to the voting and that at least one Shareholder has given notice at the meeting prior to the voting of an intention to cumulate votes. The candidates receiving the highest number of votes up to the number of Directors to be elected shall be elected.


      3.7 Quorum. The presence in person or by proxy of a majority of the Shares
          ------
entitled to vote at any meeting shall constitute a quorum for the transaction of business. The affirmative vote of a majority of the Shares represented and voting at a duly held meeting at which a quorum is present shall be an act of the Shareholders, unless a vote of a greater number is required by these Bylaws or by the California Corporations Code. The Shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than an adjournment) is approved by at least a majority of the Shares required to constitute a quorum.


      3.8 Proxies. Every person entitled to vote shares may authorize another
          -------
Person or Persons to act by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the Corporation, provided that no such proxy shall be valid after the expiration of 11 months from the date of its execution unless the person executing it specifies therein the length of time for which such proxy is to continue in force.

      A proxy shall be deemed signed if the Shareholder's name is placed on the proxy (whether by manual signature, typewriting, facsimile transmission or otherwise) by the Shareholder or the Shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by Person executing it before the vote pursuant to that proxy by (1) a writing delivered to the Corporation stating that the proxy is revoked, (2) execution of a subsequent proxy, (3) attendance at the meeting and voting in person, or (4) transfer of Shares represented by the proxy to a transferee who becomes a Shareholder of record prior to the record date established for the vote. Such validly executed proxy otherwise may be revoked by written notice of the death or incapacity of the maker of that proxy received by the Corporation before the vote pursuant to that proxy is counted. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 705(e) and (f) of the Corporations Code of California.

      3.9 Inspectors of Election. Before any meeting of Shareholders, the Board
          ----------------------
may appoint any Persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the Chairman of the meeting may, and on the request of any Shareholder or a Shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one or three. If inspectors are appointed at a meeting on the request of one or more Shareholders or proxies, the holders of a majority of Shares of their proxies present at the meeting shall determine whether one or three inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any Shareholder or a Shareholder's proxy shall, appoint a Person to fill that vacancy.

      The inspectors shall:

      (1) determine the number of Shares outstanding and the voting power of each, the Shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

      (2) receive votes, ballots, or consents;

      (3) hear and determine all challenges and questions in any way arising in connection with the right to vote;

      (4) count and tabulate all votes;

      (5) determine when the polls shall close;

      (6) determine the result; and

      (7) do such acts as may be proper to conduct the election or vote with fairness to all Shareholders.

      3.10 Shareholder Nominations or Proposals. Any shareholders desiring to
           ------------------------------------
place in nomination the name of any person for election to the Board of Directors of the Corporation may do so by delivering a written nomination to the Secretary of the Corporation on or before December 31 of the year immediately preceding the Annual Meeting, at which time, said nominee shall stand for election. Said nomination shall contain all of the information required by Securities and Exchange Commission Regulation 240.14a. Any nominee who does not receive 10% or more of the votes cast by the Shareholders at the Annual Meeting may not be nominated as a director at any subsequent meeting during the immediately following five year period without approval of the Board. Any shareholder desiring to place any proposal before the shareholders at the Annual Meeting shall do so in accordance with applicable rules under Securities and Exchange Commission Regulation 240.14a. Nominations or proposals by shareholders which are not received by December 31 need not be considered at the Annual Meeting. Proposals which are similar in concept to those failing to receive 3% or more of the votes cast by the Shareholders at any Annual Meeting may not be placed before the Shareholders during the immediately following five year period.

                                   ARTICLE IV

                                   DIRECTORS

      4.1 Powers. The Directors of the Corporation shall have the fiduciary
          ------
obligations to the Shareholders of directors of any California business corporation generally. Subject to limitations of the Articles of Incorporation, the Bylaws and the law of the State of California, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the Directors acting as a board. Without prejudice to those general powers, but subject to the same limitations, it is hereby expressly declared that the Board shall have the following powers:

      (1) To conduct, manage and control the affairs and business of the Corporation and to make such rules and regulations therefor not inconsistent with law or with the Organizational Documents as they may deem just.

      (2) To select and remove all officers, agents and employees of the Corporation, to prescribe lawful powers and duties for them and to fix their compensation.

      (3) To change the principal office for the transaction of the business of the Corporation from one location to another, to fix and locate from time to time one or more other offices of the Corporation within or without the State of California, to designate any place within or without the State of California for the holding of any Shareholders' meeting or meetings; to adopt, make and use a corporate seal, to prescribe the forms of certificates of stock and to alter the form of such seal and of such certificates as in their judgment they may deem appropriate, and to cause the Corporation to qualify to do business in such one or more jurisdictions as they may determine to be appropriate.

      (4) To authorize from time to time the issue of Shares, warrants, options and convertible debt, of the Corporation as dividends or in consideration of money paid, labor done or services actually rendered, debts or Securities canceled, or tangible or intangible property actually received.

      (5) To borrow money and incur indebtedness for the purposes of the Corporation and to cause to be executed and delivered in the Corporation's name promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation's or other evidences of debt, to guarantee, indemnify, or act as surety with respect to payment or performance of obligations of third parties; to enter into other obligations on behalf of the Corporation

      (6) To designate one or more committees, including an Executive Committee, each consisting of two or more Directors to serve at the pleasure of the Board. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any committee shall have all the authority of the Board to the extent provided in the resolution of the Board or in the Bylaws, subject to the limitations of law.

      (7) To declare dividends and other distributions, whether from earnings, earned or capital surplus, or other sources, in their absolute discretion at such times and in such amounts as the condition of the Corporations affairs may warrant.

      (8) To purchase and pay for from corporate assets insurance contracts and policies insuring the corporate assets against any and all risks and insuring the Corporation and the Directors, Shareholders, officers, employees, agents, and independent contractors against any and all claims and liabilities of every nature asserted by any Person arising by reason of any action alleged to have been taken or omitted by the Corporation or by any Person acting on its behalf whether or not the Corporation would have the power to indemnify such Person against such liability.

      (9) To cause the Corporation to enter into joint ventures, general or limited partnerships, and other lawful combinations or associations with independent third parties.

      (10) To sell, lease, convey, exchange, transfer or otherwise dispose of any of the Corporation's properties and assets in the ordinary course of business.

      (11) Generally, to exercise all the powers and to perform all of the acts and duties pertaining to their office that from time to time may be permitted by law.

      (12) To cause the Corporation to repurchase, in any type of transaction, any convertible debentures or any outstanding shares of stock and to cancel said shares or to retain the same as treasury stock.

      Directors shall not be required to devote their entire time to the business and affairs of the Corporation.

      4.2 Number of Directors. The authorized number of Directors may be
          -------------------
increased or decreased by the Board or by the Shareholders, but shall be not less than seven nor more than thirteen until changed by an amendment to this Bylaw.

      4.3 Election and Term of Office. The Directors shall be elected at each
          ---------------------------
Annual Meeting of Shareholders. However, if any Annual Meeting is not held or if the Directors are not elected thereat, the Shareholders may elect the Directors at any special meeting held for that purpose. All Directors shall hold office until their respective successors are elected.

      4.4 Vacancies. Vacancies in the Board may be filled by a majority of the
          ---------
remaining Directors (even if less than a quorum) or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote of the Shareholders may be filled only by the vote of a majority of the Shares entitled to vote represented at a duly held meeting at which a quorum is present. Each Director so elected shall hold office until his successor is elected at an Annual or a special meeting of the Shareholders.

      A vacancy or vacancies in the Board shall be deemed to exist in case of death, resignation, or removal of any Director, if the authorized number of Directors is increased, or if the Shareholders fail to elect the authorized number of Directors to be voted for at any meeting at which any Director or directors are elected.

      Any Director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board. The Shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors.

      If the Board accepts the resignation of a Director tendered to take effect at a future time, the Board or the Shareholders shall have the power to elect a successor to take office when the resignation is to become effective.

      No reduction in the authorized number of Directors shall have the effect of removing any Director prior to the expiration of his term of office.

      If the number of vacancies occurring during a year is sufficiently large that a majority of the Directors in office has not been elected by the Shareholders, the holders of 5% or more of the outstanding Shares entitled to vote may call a special meeting of Shareholders to elect the entire Board of Directors.

      4.5 Place of Meeting. Regular meetings of the Board shall be held at any
          ----------------
place within or without the State of California which has been designated by the Chairman of the Board. In the absence of such other designation, regular meetings shall be held at the principal office of the Corporation. Special meetings of the Board may be held either at a place so designated or at the principal office. Special meetings of any committee established hereunder shall be held at any place designated by the Chairman of the committee or at the principal office. Members of the Board and any such committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in such meeting can hear one another. Participation by a Director in a meeting by means of the above described procedure at the time that the roll in called for such meeting shall constitute presence in person throughout such meeting.

      4.6 Organization Meeting. Unless the Board decides otherwise, it shall
          --------------------
hold a regular meeting for the purpose of election of officers and the transaction of other business immediately following each Annual Meeting of Shareholders or special meeting of which Directors are elected, and no notice of such regular meeting shall be required.

      4.7 Special Meetings. Special meetings of the Board for any purpose may be
          ----------------
called at any time by the Chairman, the President, the Vice President, the Secretary, or any two Directors. Special meetings of any committee established hereunder may be called by the Chairman of the committee or any two members of that committee.

      Written notice of the time and place of special meetings of the Board, or any committee, shall be delivered personally to the Directors or committee members or sent to each Director or committee member by mail or by other form of written communication, charges prepaid, addressed to him at his address as it appears upon the records of the Corporation or, if that address is not so shown or is not readily ascertainable, at the place in which the meetings of Directors are regularly held. If that notice is mailed, it shall be deposited in the United States mail in the location of the Corporation's principal office at least 4 days before the meeting. If that notice is delivered personally or by facsimile, it shall be so delivered or sent at least 48 hours before the meeting. In addition to the written notice pursuant to this paragraph, notice of meetings of committees established hereunder may also be given orally by the Chairman of the Board or President, either personally or by telephone, at least 48 hours before the meeting.

      4.8 Adjournment. Irrespective of whether they constitute a quorum, a
          -----------
majority of the Directors present may adjourn any Directors' meeting to another time and place.

      4.9 Notice of Adjournment. If a meeting is adjourned for more than 24
          ---------------------
hours, before the time of the adjourned meeting notice thereof shall be given to the Directors who were not present at the time of adjournment.

      4.10 Waiver of Notice. The transactions of any meeting of the Board,
           ----------------
however called and noticed and wherever held, shall be as valid as though conducted at a meeting duly held after regular call and notice if a quorum is present and if either before or after the meeting each of the Directors not present signs a written waiver of notice of or consent to holding the meeting or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

      4.11 Quorum. Except to adjourn, a majority of the Board or of any
           ------
committee, shall be necessary to constitute a quorum for the transaction of business. Every act or decision of a majority of the Directors or committee members at a meeting duly held at which a quorum is present shall be regarded as an act of the Board unless a greater number is required by law or these Bylaws. However, a meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors or committee members, provided that unless otherwise expressly permitted by these Bylaws, any action taken under those circumstances must be approved by at least a majority of the required quorum for such meeting.

      4.12 Fees and Compensation. The Directors shall be entitled to receive
           ---------------------
such reasonable compensation for their services as the Board may determine; provided, however, that Directors who are officers shall not receive compensation from the Corporation for their services as Directors. The Directors shall also be entitled to receive remuneration either directly or indirectly for services rendered to the Corporation in any other capacity. Such services may include, without limitation, services as an officer of the Corporation, legal, accounting, brokerage or other professional services.

      4.13 Action without Meeting. Any action required or permitted to be taken
           ----------------------
by the Board or a committee may be taken without a meeting if all members of the Board or committee individually or collectively consent in writing to such action. Any such consent or consents shall be filed with the minutes of the meetings of the Board.

      4.14 Removal of Director for Cause. The Board may declare vacant the
           -----------------------------
office of a Director who has been declared of unsound mind by an order of court, or who has pled guilty or nolo contendere to or been convicted of a felony.

      4.15 Removal of Director without Cause. Any or all Directors may be
           ---------------------------------
removed without cause if their removal is approved by the affirmative vote of a majority of the outstanding Shares entitled to vote, subject to the following restrictions and those restrictions contained in Section 303 of the Corporations Code of California.

      4.16 Prohibited Activities. The Corporation shall not engage in
           ---------------------
transactions with any director, officer, or any person affiliated with such person, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of directors not affiliated with the person who is party to the transaction and (a) the transaction is fair and reasonable to the Corporation and its shareholders; (b) the terms of such transaction are at least as favorable as the terms of any comparable transactions made on arm's length basis and known to the directors; and (c) the total consideration is not in excess of the appraised value of the property being acquired, if an acquisition is involved.

                                   ARTICLE V

                                   OFFICERS

      5.1 Officers. The officers of the Corporation shall be a Chairman of the
          --------
Board, a President, a Secretary, a Chief Financial Officer, and such other officers with such titles and duties as may be appointed by the Board. Any number of offices may be held by the same person.

      5.2 Election. The officers of the Corporation, except such officers as may
          --------
be appointed in accordance with the provisions of Section 5.3 or Section 5.5 hereof, shall be chosen annually by the Board, and each shall hold his office until he resigns, is removed, is otherwise disqualified to serve, or his successor is elected and qualified.

      5.3 Subordinate Officers. The Board may appoint such other officers as the
          --------------------
Corporation's business requires, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in the Bylaws or as the Board may from time to time determine.

      5.4 Removal and Resignation. A majority of Directors may remove any
          -----------------------
officer with or without cause at any regular or special meeting of the Board.

      Any officer may resign at any time by giving written notice to the Chairman of the Board, President or Secretary. Any such resignation shall take effect at the date of the receipt of such notice or any later time specified therein. Unless otherwise specified therein, the acceptance of such a resignation shall not be necessary to make it effective.

      5.5 Vacancies. A vacancy in any office because of death, resignation,
          ---------
removal, disqualification, or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

      5.6 Chairman of the Board. The chairman of the Board shall, if present,
          ---------------------
preside at all meetings of the Board of Directors and Shareholders, and shall be an ex-officio member of all outstanding committees.

      5.7 President. The President shall be the Chief Executive Officer of the
          ---------
Corporation, and shall have general supervision, direction and control of the business of the Corporation. He shall preside at all meetings of the Shareholders or at meetings of the Board if the Chairman is absent. He shall have general powers and duties of management, together with such other powers and duties as may be prescribed by the Board.

      5.8 Vice President. In the absence or disability of the President, the
          --------------
Vice Presidents in order of their rank as fixed by the Board or, if not ranked, the Vice President designated by the Board, shall perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other powers and shall perform such other duties as may be prescribed for them by the Board or the Bylaws.

      5.9 Secretary. The Secretary shall keep a book of minutes at the
          ---------
Corporation's principal place of business or at such other place of business as the Board may order. These minutes shall record the proceedings of Director and Shareholder meetings and shall set forth the following items with respect to each such meeting: its time and place; whether a regular or special meeting; the manner of notice given; for Director meetings, the names of those present; for Shareholder meetings, the number of Shares present or represented; and, for special meetings, the manner in which authorized.

      The Secretary shall keep or cause to be kept a Share register or duplicate thereof at the Corporation's principal office or at the office of the Corporation's transfer agent. This register shall set forth the names of the Shareholders and their addresses, the number of classes of Shares held by each (whether in certificate or "unissued certificate" form), the number and the date of certificates issued for the same, if any, and the number and date of cancellation of every certificate surrendered for cancellation.

      The Secretary shall give notice of all the meetings of the Shareholders and of the Board required by the Bylaws or by law, shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board or the Bylaws.

      5.10 Assistant Secretaries. In the absence or disability of the Secretary,
           ---------------------
the Assistant Secretaries in order of their rank as fixed by the Board or, if not ranked, the Assistant Secretary designated by the Board, shall perform all the duties of the Secretary and, when so acting, shall have all the powers of and be subject to, all the restrictions upon the Secretary. The Assistant Secretaries shall have such other powers and shall perform such other duties as from time to time may be prescribed for them respectively by the Board or the Bylaws. If neither the Secretary nor any Assistant Secretary is present at any meeting of the Shareholders or Board, the officer presiding at such meeting may appoint a Secretary to keep the records thereof.

      5.11 The Chief Financial Officer (which may be referred to as the
           ---------------------------
principal financial officer) shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and Shares.

      The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board. He shall be responsible for the proper disbursement of the Corporation's funds as may be ordered by the Board and shall render to the Chairman or Directors, whenever they request it, an accounting of all of his transactions and of the financial condition of the Corporation. He shall have such other powers and shall perform such other duties as may be prescribed by the Board. He shall see that all officers and employees handling cash, are, if required by the Board, bonded in such amounts as may be fixed from time to time by the Board.

      5.12 Assistant Financial Officers. In the absence of or the disability of
           ----------------------------
the Chief Financial Officer, the Assistant Financial Officers in order of their rank or, if not ranked, the Assistant Financial Officer designated by the Board, shall perform all the duties of the Chief Financial Officer and, when so acting, shall have the powers of and be subject to, all the restrictions upon the Chief Financial Officer. The Assistant Financial Officer shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board or the Bylaws.

      5.13 Authority of Sign Documents. The President or any Vice President
           ---------------------------
shall have authority to sign, seal, acknowledge and deliver any deed, deed of trust, mortgage, lease, release; the Chief Financial Officer shall have the authority to sign and deliver any note, check or other financial instrument; the Secretary and each Assistant Secretary shall have authority to attest the signature and seal of the Corporation and any record of its corporate proceedings. The Board may generally or in any particular instance authorize any one or more of the other officers, or limit the authority provided in the previous sentence in the case of any officer, to sign instruments on behalf of the Corporation, and any person dealing with the Corporation may conclusively rely upon a certificate of the Secretary or any Assistant Secretary with respect to any officer purporting to sign any corporate instrument.

                                   ARTICLE VI

                                SHARES OF STOCK

      6.1 Registered Ownership, Share Certificates and Shares in "Unissued
          ----------------------------------------------------------------
Certificate" Form. Certificates shall be issued and transferred in accordance
- -----------------
with these Bylaws, but need not be issued unless the Shareholder elects to have Share certificates issued to him. The Corporation may adopt a system of issuance, recordation and transfer of its shares by electronic or other means not involving any issuance of certificates, including provisions for notice to purchasers in substitution for the required statements on certificates under Sections 417, 418, and 1302 of the California Corporations Code, and as may be required by the commissioner in administering the

Corporate Securities Law of 1968, which system (1) has been approved by the United States Securities and Exchange Commission, (2) is authorized in any statute of the United States, or (3) is in accordance with the California Commercial Code. The Persons in whose names certificates or Shares in "unissued certificate" form are registered on the records of the Corporation shall be deemed the absolute owners of the Shares represented thereby for all purposes of the Corporation. However, nothing herein shall preclude the Directors or officers or their agents or representatives from inquiring as to the actual ownership of Shares. Until a transfer is duly effected on the records of the Corporation, the Corporation shall not be affected by any notice of such transfer, either actual or constructive. The receipt by the Person in whose name any Shares are registered on the Corporation's records by his duly authorized agent or, if such Shares are so registered in the names of more than one Person, the receipt of any one of those Persons or duly authorized agent hereof shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of those Shares and from all liability for the application thereof. The certificates shall be in such form consistent with the Articles of Incorporation and the laws of the State of California as shall be approved by the Board. All such certificates shall be signed by the Chairman of the Board, the President, or a Vice President and by the Treasurer, an Assistant Financial Officer, the Secretary, or any Assistant Secretary, certifying the number of Shares and the class or series of Shares owned by the Shareholder. Any or all of the signatures on the certificate may be facsimile.

      6.2 Transfer of Shares. Subject to the provisions of law and of Section
          ------------------
6.3, 6.4, and 6.5 hereof, Shares shall be transferable on the records of the Corporation only by the record holder thereof or by his duly authorized agent. Transfers will only be made upon delivery to the Corporation or a transfer agent of (i) the certificate or certificates (unless held in "unissued certificate" form, in which case an executed stock power duly guaranteed must be delivered), properly endorsed or accompanied by duly executed instruments of transfer, and
(ii) all necessary documentary stamps, together with such evidence of the genuineness of each endorsement, execution, or authorization and of other matters as the Board or transfer agent may reasonably require. Upon delivery, the transfer shall be recorded in the records of the Corporation, and, if requested, a new certificate for the Shares shall be issued to the transferee. In case of a transfer of only a part of the Shares represented by any certificate or account, a new certificate or statement of account or the balance shall be issued to the transferee. Any Person becoming entitled to any Shares in consequence of the death of a Shareholder or by operation of law shall be recorded as the holder of such Shares, and, if requested, shall receive a new certificate therefor upon delivery to the Corporation or a transfer agent of (i) instruments and other evidence required by the Corporation or the transfer agent to demonstrate such entitlement, (ii) the existing certificate (or appropriate instrument of transfer if held in "unissued certificate" form) for such Shares, and (iii) necessary releases and authorizations from applicable governmental authorities. Nothing in these Bylaws shall impose upon the Corporation, the Board or a transfer agent an obligation or limitation upon their rights to inquire into adverse claims.

      6.3 Shareholders' Disclosure; Corporation's Right to Refuse to Transfer
          -------------------------------------------------------------------
Shares; Limitation on Holdings; Redemption of Shares.
- ----------------------------------------------------

           6.3.1 The Shareholders shall upon demand disclose to the Corporation in writing such information with respect to direct and indirect ownership of the Shares as the Directors deem necessary to comply with the REIT Provisions of the Internal Revenue Code or to comply with the requirements of any taxing authority or governmental agency.

           6.3.2 Whenever it is deemed by them to be reasonably necessary to protect the tax status of the Corporation as a REIT, the Directors may require a statement or affidavit from each Shareholder or proposed transferee of Shares setting forth the number of Shares already owned by him and any related Person specified in the form prescribed by the Directors for that purpose. If, in the opinion of the Directors, the proposed transfer may jeopardize the qualification of the Corporation as a REIT, the Directors shall have the right, but not a duty, to refuse to transfer the Shares to the proposed transferee. All contracts for the sale or other transfer of Shares shall be subject to this provision.

           6.3.3 Notwithstanding any other provision of these Bylaws to the contrary and subject to the provisions of subsection 6.3.5 hereof, no Person shall at any time directly or indirectly acquire ownership in the aggregate of more than 9.8% of the outstanding Shares of the Corporation (the "Limit"). Shares owned by a Person in excess of the Limit at any time shall be deemed "Excess Shares." For purposes of this Section 6.12, a Person shall be deemed to own Shares actually owned by such Person and shares constructively owned by such Person after applying the rules of
     Section 544 of the Internal Revenue Code as modified in the case of REITs by Section 856(a)(6) and Section 856(h) of said Code. All Shares which any Person has the right to acquire upon exercise of outstanding rights, options and warrants, and upon conversion of any Securities convertible into Shares, if any, shall be considered outstanding for purposes of the Limit if such inclusion will cause such person to own more than the Limit.

           6.3.4 The Corporation, upon authorization by the Directors, by notice to the holder thereof, may redeem any or all Shares that are Excess Shares because of the decrease in outstanding Shares resulting from such redemption; and from and after the date of giving such notice of redemption ("redemption date") the Shares called for redemption shall cease to be outstanding and the holder thereof shall cease to be entitled to dividends, voting rights and other benefits with respect to such Shares excepting only the right to payment by the Corporation of the redemption price determined and payable as set forth in the following two sentences. Subject to the limitation on payment set forth in the following sentence, the redemption shall be the average daily per Share closing sales price if the Shares of the Corporation are listed on a national securities exchange or on the National Association of Securities Dealers Automated Quotation National Market System, and if the Shares are not so listed shall be the mean between the average per Share closing bid prices and the average per Share closing asked prices, in each case during the 30 day period ending on the business day prior to the redemption date, or if there have been no sales on a national securities exchange or on the National Association of Securities Dealers Automated Quotation National Market System and no published bid quotations and no published asked quotations with respect to Shares of the Corporation during such 30 day period, the redemption price shall be the price determined by the Directors in good faith. Unless the Directors determine that it is in the interest of the Corporation to make earlier payment of all of the amount determined as the redemption price per Share in accordance with the preceding sentence, the redemption price shall be payable only upon the liquidation of the Corporation and shall not exceed an amount which is the sum of the per Share distribution designated as liquidating distributions and return of capital distributions declared with respect to unredeemed Shares of the Corporation of record subsequent to the redemption date, and no interest shall accrue with respect to the period subsequent to the redemption date to the date of such payment; provided, however, that in the event that within 30 days after the redemption the Person from whom the Excess Shares have been redeemed sells (and notifies the Corporation of such sale) a number of the remaining Shares owned by him at least equal to the number of such Excess Shares (and such sale is to a Person in whose hands the Shares sold would not be Excess Shares), then the Corporation shall rescind the redemption of the Excess Shares if following such rescission such Person would not be the holder of Excess Shares, except that if the Corporation receives an opinion of its counsel that such rescission would jeopardize the tax status of the Corporation as a REIT then the Corporation shall in lieu of rescission make immediate payment of the redemption price.

           6.3.5 The limit set forth in Section 6.3.3 shall not apply to acquisitions of Shares pursuant to a cash tender offer made for all outstanding Shares of the Corporation (including Securities convertible into Shares) in conformity with applicable federal and state securities laws where two-thirds of the outstanding shares (not including Shares or Securities convertible into Shares held by the tender offered and/or any "affiliates" or "associates" thereof within the meaning of the Securities Exchange Act) are duly tendered and accepted pursuant to the cash tender offer; nor shall the Limit apply to the acquisition of Shares by an underwriter in a public offering of Shares, or in any transaction involving the issuance of Shares by the Corporation in which the Directors determine that the underwriter or other person or party initially acquiring such Shares will make a timely distribution of such Shares to or among other holders such that, following such distribution, none of such Shares will be Excess Shares. The Directors in their discretion may exempt from the Limit ownership of certain designated Shares while owned by a Person who has provided the Corporation with evidence and assurances acceptable to the Directors that the qualification of the Corporation as a REIT would not be jeopardized thereby.

           6.3.6 Notwithstanding any other provision of these Bylaws to the contrary, any purported acquisition of Shares of the Corporation which would result in the disqualification of the Corporation as a REIT shall be null and void.

           6.3.7 Nothing contained in this Section 6.3 or in any other provision of these Bylaws shall limit the authority of the Directors to take such other action as they deem necessary or advisable to protect the Corporation and the interests of the Shareholders by preservation of the Corporation's qualification as a REIT under the REIT Provisions of the Internal Revenue Code.

           6.3.8 If any provision of this Section 6.3 or any application of any such provision is determined to be invalid by any Federal or State court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other publications of such provision shall be affected only to the extent necessary to comply with the determination of such court. To the extent this Section 6.3 may be inconsistent with any other provision of the Bylaws, this Section 6.3 shall be controlling.

      6.4 Lost or Destroyed Certificates. The holder of any Shares shall
          ------------------------------
immediately notify the Corporation of any loss or destruction of any certificates, and the Corporation may issue a replacement certificate to said holder upon approval of the Board. As a condition to authorizing the issue of a new certificate, the Board may require the owner or his legal representation to make proof satisfactory to the Board of the loss or destruction and to post a bond or other security, in such amount and with such surety or sureties as the Board may determine, as indemnity against any claim that may be made against the Corporation on account of any certificate alleged to have been lost or destroyed.

      6.5 Dividend Record Date and Closing Stock Books. The Board may fix a
          --------------------------------------------
record date for the determination of the Shareholders entitled to receive any dividend or distribution or any allotment of rights or to exercise rights with respect to any change, conversion, or exchange of Shares. The record date so fixed shall not be more than 60 days nor less than 10 days prior to the date of such event for the purposes of which it is fixed. When a record date is fixed, only Shareholders of record on that day shall be entitled to receive distribution, notwithstanding any transfer or any Shares on the books of the Corporation after the record date.


                                  ARTICLE VII

                    LIABILITY OF DIRECTORS, SHAREHOLDERS AND
                           OFFICERS AND OTHER MATTERS

      7.1 Standard of Duty of Directors, Officers and Others. The Directors are
          --------------------------------------------------
required to perform their duties with respect to the Corporation's business in good faith, in a manner believed by the Directors to be in the best interests of the Corporation, and with such care, including reasonable inquiry, as an ordinary prudent Person in a like position would use under similar circumstances. A Director who performs his duties in accordance with the foregoing standards shall not be liable to any person for failure to discharge his obligations as a director.

      The Corporation's officers, employees, and other agents are also required to act in good faith, in a manner believed by them to be in the best interests of the Corporation, and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances, in handling its affairs. An officer, employee, or other agent who performs his duties in accordance with the foregoing standards shall not be liable to any person for failure to discharge his obligations as an officer, employee or agent.

      Directors and Officers of the Corporation and others acting on behalf of the Corporation are entitled to rely upon counsel, financial statements, other records and Persons to the full extent permitted to such Persons under the California Corporations Code.

      7.2 Indemnification and Reimbursement of Directors, Officers and Agents.
          -------------------------------------------------------------------
The following provisions with respect to indemnification shall apply to the full extent permitted under the California Corporations Code.

          (a) Any Person made a party to any action, suit, or proceedings or against whom a claim or liability is asserted by reason of the fact that he, his testator, or his intestate was or is a Director or officer, employee, or agent or was or is active in such capacity on behalf of the Corporation, or served in any similar capacity with respect to the Predecessor Burnham Sleepy Hollow Ltd., shall be indemnified and held harmless by the Corporation against judgments, fines, amounts paid on account thereof (whether in a settlement or otherwise), and all other reasonable expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense of such action, suit, proceeding, claim or alleged liability or in connection with an appeal therein, whether or not the same proceeds to judgment, is settled, or is otherwise brought to a conclusion; provided, however, such Person acted in good faith, in a manner such Person reasonably believed to be in the best interests of the Corporation and in the case of (i) a criminal proceeding, such Person had no reasonable cause to believe the conduct of such Person was unlawful, or (ii) an action by or in the right of the Corporation, acted with such care, including reasonable inquiry, as an ordinary prudent Person in a like position would use under similar circumstances; and provided, further, that such Person gives prompt notice thereof, executes such documents and takes such action as will permit the Corporation to conduct the defense or settlement thereof and cooperates therein. In the event of a settlement approved by the Directors of any such claim, alleged liability, action, suit or proceeding, indemnification and reimbursement shall be provided except as to such matters covered by the settlement which the Corporation determines arose from such Person's failure to act in good faith and in the best interests of the Corporation, and in the case of a (i) criminal proceeding had reasonable cause to believe the conduct of such Person was unlawful, or (ii) in an action by or in the right of the Corporation, lacking such care, including reasonable inquiry, as an ordinarily prudent Person in a like position would use under similar circumstances.

          (b) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such an action, suit or proceeding as authorized by the Corporation in the specific action upon receipt of an undertaking by or on behalf of the Person indemnified to return such amount unless it shall ultimately be determined he is entitled to be indemnified by the Corporation as authorized herein.

          (c) The rights accruing to any Person under these provisions shall not exclude another right to which he may be lawfully entitled, nor shall anything contained herein restrict (i) the right of the Corporation to indemnify or reimburse such Person in any proper case even though not specifically provided for herein or (ii) such Person's right to contribution as may be available under applicable law. Rights of indemnification and reimbursement under this Section shall be satisfied only out of the assets of the Corporation (including the proceeds of any insurance or any other indemnification rights of the Corporation).

          (d) The Corporation shall have the power to purchase and maintain insurance on behalf of any Person entitled to indemnity hereunder against any liability asserted against him and incurred by him in any capacity or arising out of his status as such.

      7.3 Right of Directors, Officers and Others to Own Shares or Other
          --------------------------------------------------------------
Property and to Engage in Other Business. Any Director, officer, employee or
- ----------------------------------------
agent of the Corporation may acquire, own, hold, and dispose of Shares for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as any other Shareholder. Any Director, Affiliate, officer, employee, or agent of the Corporation may have personal business interests and may engage in personal business activities; these interests and activities may include the acquisition, syndication, holding, management, operation or disposition, for his own account or for the account of others, of interest in mortgages, interests in real property (including, but not limited to, real property investments presented to and rejected by the Corporation or the Advisor), or interests in Persons engaged in real estate business, including Persons authorized as investments pursuant to Section 7.3 hereof. Subject to the provisions of Article VII, any Director, officers, employee, or agent of the Corporation may (i) be interested as trustee, officer, director, stockholder, partners, member, advisor, or employee of or otherwise have direct or indirect interest in any Person who may be engaged to render advice or services to the Corporation, and (ii) receive compensation from such Person as well as compensation as Director, officer, or otherwise hereunder. Notwithstanding the foregoing, each Director shall disclose to the Corporation any interest he has in any investment opportunity presented to the Corporation and any such interest known by him to be held by any person of which he is an Affiliate.

      7.4 Transactions Between the Corporation and Affiliated Persons. In the
          -----------------------------------------------------------
absence of fraud, except as prohibited by these Bylaws, a contract, act, or other transaction between the Corporation and any other Person shall be valid even though (i) one or more Directors or officers are directly or indirectly interested in or connected with, or are trustees, partners, directors, officers or retired officers of, such other Person, or (ii) one or more Directors or officers, individually or jointly with others, are a party or are parties to, directly or indirectly interested in, or otherwise connected with, such contract, act, or transaction. No Director or officer shall be under any disability from or have any liability as a result of entering into any such contract, act, or transaction unless he is aware of the conflict or relationship, provided that (a) such interest or connection is disclosed or known to the Directors and thereafter the Directors authorize such contract, act, or other transaction by vote sufficient of such purpose by an affirmative vote of a majority of the Directors not so interested, (b) such interest or connection is disclosed or known to the Shareholders, and thereafter such contract, act, or transaction is approved by the Shareholders, or (c) such contact, act or transaction is fair and reasonable to the Corporation at the time it is authorized by the Board or by the Shareholders.

      The Corporation shall not directly or indirectly sell any asset to a Director, or any affiliated Person, or any partnership in which any of the foregoing may also be a general partner, and the Corporation will not directly or indirectly purchase any asset from any such Person who acquired it for the purpose of reselling it to the Corporation unless that Person acquired it for sale to the Corporation upon completion of financing arrangements by the Corporation; provided, however, that nothing herein shall be deemed to preclude the Corporation from (i) entering into a joint venture with any such Person if it pays no more than the cost of that real property to that Person and the purchase price does not exceed the appraised value of the property.


                                  ARTICLE VIII

                                 MISCELLANEOUS


      8.1 Inspection of Bylaws. The Corporation shall keep at its principal
          --------------------
office the original or a copy of the Bylaws and any amendments thereto certified by the Corporation Secretary. Those Bylaws shall be open to inspection by Shareholders at all reasonable times during office hours.

      8.2 Inspection of Corporate Records. The accounting books and records and
          -------------------------------
the minutes of proceedings of the Shareholders and the Board and committees thereof shall be open to inspection upon the written demand on the Corporation by any Shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a Shareholder or as the holder of such voting trust certificate.

      8.3 Checks, Drafts, Etc. All checks, drafts, or other orders for payment
          -------------------
of money, notes, or other evidences of indebtedness that are issued in the name of or payable to the Corporation shall be signed or endorsed by such person or persons and in such manner as determined by resolution of the Board.

      8.4 Execution of Contracts, Etc. Except as otherwise provided herein, the
          ---------------------------
Board may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. This authority may be general or confined to specific instances. Unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.

      8.5 Representation of Shares of Other Corporations. The Chairman or the
          ----------------------------------------------
President (or, in the event of his absence or inability to serve, any Vice President) and the Secretary or Assistant Secretary of the Corporation are authorized to vote, represent, and exercise on behalf of the Corporation all rights incidental to any and all interests of any other entity standing in the name of the Corporation. The authority granted to said officers may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by said officers.

      8.6 Annual Report. Not later than 120 days after the close of the fiscal
          -------------
or calendar year, the Board shall cause to be sent to the Shareholders, an Annual Report in such form as may be deemed appropriate. The Annual Report shall include a statement of assets and liabilities and a statement of income and expense of the Corporation, along with a statement of changes in Shareholder equity. These financial statements shall be accompanied by the report of an independent certified public accountant thereon.

      8.7 Quarterly Reports. At least quarterly, the Corporation shall send
          -----------------
interim reports to the Shareholders having such form and content as the Board deems proper.

      8.8 Other Reports. Any distributions to security holders of income or
          -------------
capital assets shall be accompanied by a written statement disclosing the source of the funds distributed unless at the time of distributions this information is not available, in which case the distribution shall be accompanied by a written explanation of the relevant circumstances and a statement as to such source shall be sent to the Shareholders not later than 60 days after the close of the fiscal year in which the distributions were made.

      8.9 Bylaws Severable. The provisions of these Bylaws are severable, and if
          ----------------
any provision shall be held invalid or unenforceable, that invalidity or unenforceability shall attach only to that provision and shall not in any manner affect or render invalid or unenforceable any other provision of these Bylaws, and these Bylaws shall be carried out as if the invalid or unenforceable provision were not contained herein.

                                   ARTICLE IX

                              AMENDMENTS TO BYLAWS

      9.1 Power of Shareholders. No amendment may be made to these Bylaws unless
          ---------------------
approved by the vote of the holders of a majority of the voting securities outstanding; except that no amendment which would change any rights with respect to any outstanding class of securities, by reducing the amount payable thereon upon liquidation, or by diminishing or eliminating any voting rights pertaining thereto, may be made unless approved by the vote of the holders of two-thirds of the outstanding securities of such class.

      9.2 Dissolution by Shareholders. The Corporation may be dissolved at any
          ---------------------------
time by the vote of the holders of a majority of its Shareholders.

- -------------------------------------------------------------------------------

PROXY

SOLICITED ON
BEHALF OF THE
BOARD OF DIRECTORS

___________________

BURNHAM PACIFIC
PROPERTIES, INC.

POST OFFICE BOX 1551
SAN DIEGO, CA 92112

___________________

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS--MAY 3, 1994

The undersigned hereby constitutes and appoints, LOUIS J. GARDAY and RONALD R. HRUSOFF, or either of these with full power of substitution, attorneys and proxies of the undersigned, to represent the undersigned and vote all shares of Common Stock, no par value, of BURNHAM PACIFIC PROPERTIES, INC., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the Hyatt Regency, San Diego, One Market Place, San Diego, California 92101 on Tuesday, May 3, 1994 at 10:30 a.m., and at any adjournment thereof, in the following manner.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR 1, 2 AND 3.

1. Election of Directors.
   Nominees are: Malin Burnham, Louis J. Garday, Philip L. Gildred, Jr.,
   Robert J. Lauer, Thomas A. Page, Henry Rasmussen, Jr. and Richard R. Tartre.

   [_] FOR all nominees listed above, except vote withheld from following nominees (if any)

       -------------------------------------------------------------------------
   [_] WITHHELD from all nominees
                                               FOR    AGAINST  ABSTAIN
2. To approve amended and restated bylaws.     [_]      [_]      [_]

3. To approve amendment to Stock Option Plan increasing the number of options to
   Non-employee Directors.                     [_]      [_]      [_]

If properly executed, the shares represented by this proxy will be voted in the manner directed. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR PROPOSALS 2 AND 3. To vote in accordance with the Board's recommendations, just sign the reverse side of this card; no boxes need to be checked.

- -------------------------------------------------------------------------------

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement relating to such meeting. If your account is registered in more than one name, all joint owners should sign. Trustees and others acting in representative capacities should indicate the capacity in which they are signing. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person.

                                            Dated: ____________________________



                                            -----------------------------------
                                                          Signature


                                            -----------------------------------
                                                 Signature if held jointly

                                            Please mark, date and sign this
                                            proxy and return it promptly whether
                                            or not you plan to attend the Annual
                                            Meeting. If you do attend, you may
                                            still vote in person if you desire.


                                            CHECK HERE IF YOU PLAN TO ATTEND THE
                                            MEETING [_]

        IMPORTANT: PLEASE COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY.
                 A SELF-ADDRESSED STAMPED ENVELOPE IS ENCLOSED.
- --------------------------------------------------------------------------------